Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2025
Other Liabilities Disclosure [Abstract]
Schedule of Other Liabilities

($ millions)	2025	2024
Employee future benefits (Note 24)	429	446
AROs (Note 3)	260	249
Stock-based compensation plans (Note 20)	145	113
Customer and other deposits	118	128
Manufactured gas plant site remediation (1)	98	101
Deferred compensation plan (Note 9)	67	63
Operating leases (Note 15)	44	47
Derivatives (Note 26)	31	66
Mine reclamation obligations (2)	25	40
Retail energy contract (3)	14	20
Other	44	41
	1,275	1,314

(1)    Environmental regulations require Central Hudson to investigate sites at which it or its predecessors once owned and/or operated manufactured gas plants and, if necessary, remediate those sites. Costs are accrued based on the amounts that can be reasonably estimated. Central Hudson has notified its insurers that it intends to seek reimbursement where insurance coverage exists. Differences between actual costs and the associated rate allowances are deferred as a regulatory asset for future recovery (Note 8).

(2)    TEP pays ongoing reclamation costs related to two coal mines that supply generating facilities in which it has an ownership interest but does not operate. Costs are deferred as a regulatory asset and recovered from customers as permitted by the regulator.
(3) FortisAlberta has an agreement with a retail energy provider to act as its default retailer to eligible customers. As part of this agreement FortisAlberta received an upfront payment which is being amortized to revenue over the eight year agreement